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                                                                    Exhibit 10.1

                HUBBELL INCORPORATED INCENTIVE COMPENSATION PLAN

                        2006 ANNUAL INCENTIVE GUIDELINES

PROGRAM OBJECTIVES

      - To encourage teamwork and individual performance by providing rewards for the achievement of corporate and division goals and individual performance objectives on an annual basis.

      - To attract and retain key executives by delivering competitive annual total cash compensation.

ELIGIBILITY FOR PARTICIPATION
Participation in the Hubbell Incorporated Incentive Compensation Plan is limited to Key Corporate Group (KCG) Managers. This group numbers approximately 50 managers.

TARGET INCENTIVE LEVELS
The size of the potential cash award varies by employee group or position. Each group's or individual's target incentive level, established by competitive analysis, is a percentage of base salary. When financial and certain individual goals are met, this target incentive level is paid at 100%. For example; Base Salary $100,000:

                        Target %          30%

                        Bonus Target $    $30,000

If all financial and individual goals are met, the bonus payout is $30,000. Should financial and individual goals be exceeded, the bonus payout can be greater than 100% of target dollars, up to a maximum of 200% of target dollars. In this example the maximum payout is $60,000.

Should any financial and/or individual goals not be met, bonus payouts will be less than the target dollar amount. The minimum payout is 50% of target dollars, or in this example $15,000.

Should financial results fall short of a predetermined threshold performance level, no bonuses will be paid with respect thereto.

Representative target incentive levels are shown in the table below, expressed as a percent of base salary:

                        CEO                      100%
                        CFO                       70%
                        Group V.P Lighting        70%
                        Other Group V.P.'s        60%
                        Other Officers            50%

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PERFORMANCE MEASURES
The guidelines consist of primarily financial measures. Executives, however, may be measured on the attainment of non-financial performance objectives when appropriate.

      -     Corporate

            Corporate executives will have one financial measure, the corporation's Earnings Per Share (EPS). Current year EPS figures are shown in Exhibit A.

      -     Group Vice Presidents
            These executives have three (3) Financial Measures and one Strategic
            Objective:

            FINANCIAL MEASURES:

                  -     Corporate Earnings Per Share (Exhibit A)

                  -     Platform Operating Profit (Exhibit B)

                  -     Platform Trade Working Capital (Exhibit C)

            STRATEGIC OBJECTIVE:

                  -     Varies By Platform (Exhibit D)

      -     Business Platform Executives
            These executives have two (2) financial measures and One Strategic
            Objective:

            FINANCIAL MEASURES:

                  -     Platform Operating Profit (Exhibit B)

                  -     Platform Trade Working Capital (Exhibit C)

            STRATEGIC OBJECTIVE:

                  -     Varies by Platform (Exhibit D)

            PLATFORM OBJECTIVE:

                  -     Varies by Platform (Exhibit E)

      -     Business Unit Managers

            These executives have two (2) financial measures:

                  -     Business Unit Operating Profit

                  -     Platform Operating Profit or Business Unit Cash Flow

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-     Performance Measure Weighting

      GROUP                   PERFORMANCE MEASURE                    WEIGHTING
      -----                   -------------------                    ---------
   Corporate Executives      - EPS                                   100%

   Group Vice Presidents     - Platform OP & Trade Working Capital    70%
                             - Corporate EPS                          15%
                             - Strategic Objective                    15%


   Business                  - Platform OP & Trade Working Capital    70%
   Platform Executives       - Strategic Objective                    15%
                             - Platform Objective                     15%


   Business Unit Executives  - Business Unit OP                       75%
                             - Platform OP or BU Cash Flow            25%

Note: The CEO will assess individual attainment of non-financial goals in addition to those incorporated into the Strategic Objective, as appropriate, and may add or subtract as much as 25% to the earned award, subject to Compensation Committee approval; provided, however, that no addition will be made to any award with respect to a covered individual under Section 162(m) of the Internal Revenue Code of 1986.